EXHIBIT 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

As Adopted Pursuant To

Section 906 Of The Sarbanes-Oxley Act Of 2002

Pursuant to 18 U.S.C. §1350 (as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002), I, the undersigned interim Chief Executive Officer of VirtualFund.com, Inc. (the “Company”), hereby certify that the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2001 (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 13, 2003	/s/ Joseph D. Pupel
Joseph D. Pupel,
Interim Chief Executive Officer (principal executive officer and principal accounting officer)

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